SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                _________________

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 18, 2003


                             3D SYSTEMS CORPORATION
               (Exact Name of Registrant as Specified in Charter)


         Delaware                      0-22250              95-4431352
    (State or Other Jurisdiction     (Commission           (IRS Employer
      of Incorporation)              File Number)        Identification No.)


                                26081 Avenue Hall
                           Valencia, California 91355
                    (Address of Principal Executive Offices)


                          (661) 295-5600 (Registrant's
                                Telephone Number)

ITEM 5.  OTHER EVENTS

     Reference is made to the press release of Registrant, issued on February 18, 2003, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)   Financial Statements. None.

         (b)   Pro Forma Financial Information. None.

         (c)   Exhibits.

               Exhibit 99.1 Press Release dated February 18, 2003.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


February 18, 2003                           3D Systems Corporation


                                             /S/ KEITH KOSCO
                                            -------------------------------
                                            By:    Keith Kosco
                                            Its:   General Counsel

                                  EXHIBIT INDEX

EXHIBITS

99.1           Press Release dated February 19, 2003.